UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest even reported): February 28, 2006

                       INTERNAL HYDRO INTERNATIONAL, INC.
          ___________________________________________________________
             (Exact Name of Registrant As Specified in Its Charter)

          FLORIDA                         000-29743               88-0109143
________________________________________________________________________________
(State Or Other Jurisdiction      (Commission File Number)     (IRS Employer
Of Incorporation Or Organization)                            Identification No.)

                  334 S. Hyde Park Avenue, Tampa, Florida 33606
     ______________________________________________________________________
          (Address of Principal Executive Offices, Including Zip Code)

                                 (813) 286-7144
      ___________________________________________________________________
              (Registrant's Telephone Number, Including Area Code)

           607 W. Martin Luther King, Jr. Blvd., Tampa, Florida 33603
________________________________________________________________________________
             (Former name, former address and former fiscal year, if
                           changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 28, 2006, it was voted upon by the current Board of Directors that Arthur C. Tanner be appointed as Chief Financial Officer effective March 1, 2006.

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DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is the name, age, and position of the new executive officer of the Company:

Name                    Age           Office
------------------     -----       -----------------------
Arthur C. Tanner         41        Chief Financial Officer


Family Relationships

There is no family relationship between or among the executive officer and directors and other officers of the Company.

Business Experience

Set forth below is certain biographical information, present occupation and business experience for the past five years of each new director or executive officer of the Company.

ARTHUR C. TANNER

Mr.  Tanner  has  a  degree  in  accounting  and  computer  science  from  Walsh
University, and a law degree from The Ohio State University. Mr. Tanner also holds certifications in General Securities-Series 7, General Securities Principal-Series 24, Financial & Operations Principal-Series 27, Uniform
Investment Advisor-Series 66, Uniform Securities Agent-Series 63, and is actively pursuing CPA candidacy.

Mr. Tanner worked for five years for Circle Group Holdings AMEX:CXN where he performed the duties of CFO/Financial and Operations Principal, and Chief
Compliance Officer. Mr. Tanner previously worked for UBM Construction & Engineering, Inc., as Corporate Controller. Mr. Tanner's extensive background also includes years of experience in financial consulting, international tax planning, IT audit, and internal audit.

EMPLOYMENT AGREEMENTS

We have an employment agreement with Mr. Tanner which includes a one year term of service effective March 1, 2006 through February 28, 2007.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no related party transactions related to Mr. Tanner.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 28, 2006                     INTERNAL HYDRO INTERNATIONAL, INC.

                                             By: /S/ CRAIG HUFFMAN
                                             -----------------------------------
                                             Craig Huffman, President

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